Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of this 30th day of March, 2012, by and between (i) National Holdings Corporation, a Delaware corporation (the “Company”), and (ii) National Securities Growth Partners LLC, a Delaware limited liability company (the “Series E Investor”).

WHEREAS, the Series E Investor has agreed to purchase from the Company, and the Company has agreed to sell and issue to the Series E Investor, two 6% convertible subordinated promissory notes having aggregate principal amounts of $3,300,000 and $700,000, respectively (the “3,300,000 Convertible Note” and the “$700,000 Convertible Note” and collectively the “Convertible Notes”), which shall be convertible into 6,600,000 and 1,400,000 shares of the Company’s common stock, $0.02 par value per share (the “Common Stock”), respectively, and warrants to purchase 6,600,000 and 1,400,000 shares of Common Stock, respectively (the “6,600,000 Warrant” and the “1,400,000 Warrant” and, collectively, the “First Warrants”), all upon the terms and conditions set forth in that certain Securities Purchase Agreement, dated March 30, 2012, by and between the Company and the Series E Investor (the “Purchase Agreement”) upon the First Debt Closing Date and Second Debt Closing Date, as applicable;

WHEREAS, the Company has agreed to issue and sell to the Series E Investor, and the Series E Investor has agreed to purchase from the Company, (i) an aggregate of up to 120,000 shares (each, a “Share” and together, the “Shares”) of a newly created class of Series E Preferred Stock (the “Series E Stock”) initially convertible into shares of the Company’s Common Stock, at a purchase price of $50.00 per Share and (ii) a warrant (the “Second Warrant”, and together with the First Warrants, the “Warrants”) to purchase an aggregate of up to 12,000,000 shares of Common Stock, in each case, pursuant to the terms and conditions set forth in the Purchase Agreement upon the Equity Closing Date;

WHEREAS, without any further action by the parties to this Agreement, upon the First Debt Closing Date, the Second Debt Closing Date and the Equity Closing Date, as applicable, the Series E Registrable Securities (as defined below) shall include all Conversion Shares and Warrant Shares underlying the Units issued to the Series E Investor on the First Debt Closing Date, the Second Debt Closing Date and Equity Closing Date, as applicable;

WHEREAS, the terms of the Purchase Agreement provide that it shall be a condition precedent to the First Debt Closing and the Second Debt Closing (and if not executed and delivered prior to the Equity Closing) such Equity Closing, respectively, that the Company and the Series E Investor execute and deliver this Agreement; and

WHEREAS, capitalized terms used herein but not defined shall have the meaning ascribed to such term in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.           Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Allowed Delay” as defined in Section 2(g)(ii) hereto.

“Business Day” means a day, other than a Saturday, Sunday or holiday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall have the meaning as defined in the recitals, and any securities into which such shares may hereinafter be reclassified.

“Conversion Shares” means the shares of Common Stock or other securities issuable upon conversion of the Series E Stock and Common Stock issuable upon conversion of the Convertible Notes.

“Effectiveness Period” as defined in Section 4(b) hereto.

“First Warrants” shall have the meaning as defined in the recitals.

“July 2010 Registrable Securities” means (a) all of the shares of Common Stock issuable upon conversion in full of those certain shares of Series C Preferred Stock, issued in July 2010 (the “Series C Preferred Stock”) (assuming on such date the Series C Preferred Stock is converted in full), (b) all shares of Common Stock then issuable upon exercise of those certain warrants, issued in July 2010 (the “July 2010 Warrants”) (assuming on such date the July 2010 Warrants are exercised in full), (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Series C Preferred Stock or July 2010 Warrants and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that, a security shall cease to be a July 2010 Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale without restrictions pursuant to Rule 144.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Series E Registrable Securities, (ii) the St. Cloud Registrable Securities, (iii) the July 2010 Registrable Securities, (iv) the September 2010 Registrable Securities and (v) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that a security shall cease to be a Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale by the applicable Securityholder (as defined below) without restrictions pursuant to Rule 144.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus and any amendments and supplements to such Registration Statement, including pre- or post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed incorporated by reference in such Registration Statement.

“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the 1933 Act and any successor or substitute rule, law or provision.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly-available written guidance, or rule of general applicability of the SEC staff, (ii) written comments, requirements or requests of the SEC staff to the Company in connection with the review of a Registration Statement, or (iii) the 1933 Act.

“Securityholders” means the holders of the Series C Preferred Stock, Series D Preferred Stock and the Series E Investor.

“September 2010 Registrable Securities” means (a) all of the shares of Common Stock issuable upon conversion in full of those certain shares of Series D Preferred Stock, issued in September 2010 (the “Series D Preferred Stock”) (assuming on such date the Series D Preferred Stock is converted in full), (b) all shares of Common Stock then issuable upon exercise of those certain warrants, issued in September 2010 (the “September 2010 Warrants”) (assuming on such date the September 2010 Warrants are exercised in full), (c) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Series D Preferred Stock or September 2010 Warrants and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that, a security shall cease to be a September 2010 Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale without restrictions pursuant to Rule 144.

“Series E Registrable Securities” means (i) all Conversion Shares originally issued, directly or indirectly, to the Series E Investor or any of its Affiliates, (ii) all Warrant Shares originally issued, directly or indirectly, to the Series E Investor or any of its Affiliates, and (iii) all shares of Common Stock issued or issuable, directly or indirectly, with respect to the Conversion Shares or Warrant Shares upon exercise, conversion or exchange or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including, for the avoidance of doubt, all Conversion Shares and Warrant Shares issued directly or indirectly to the Series E Investor upon the First Debt Closing Date, the Second Debt Closing Date and the Equity Closing Date, as applicable, pursuant to the Purchase Agreement.   As to any particular Series E Registrable Securities, such securities shall cease to be Series E Registrable Securities when they have been (a) distributed to the public pursuant to an offering registered under the 1933 Act, (b) sold in compliance with Rule 144, or (c) may be sold by the Series E Investor under Rule 144 without any restriction.

 “St. Cloud Registrable Securities” means (a) all of the shares of Common Stock then held by St. Cloud Capital Partners II, L.P. or its affiliates, (b) all of the shares of Common Stock issuable upon conversion in full of those certain 10% Convertible Notes, dated June 30, 2008 (the “St. Cloud Notes”) (assuming on such date the St. Cloud Notes are converted in full), (c) all shares of Common Stock then issuable upon exercise of those certain warrants, dated June 30, 2008 (the “St. Cloud Warrants”) (assuming on such date the St. Cloud Warrants are exercised in full), (d) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the St. Cloud Notes or the St. Cloud Warrants and (e) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that, a security shall cease to be a St. Cloud Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (b) such security becoming eligible for resale without restrictions pursuant to Rule 144.

“Underwritten Offering” shall mean a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

“Warrants” shall have the meaning as defined in the recitals.

“Warrant Shares” means the shares of Common Stock or other securities issuable upon the exercise of the Warrants.

2.              Registration Rights.

(a)           Right to Demand Registration.  In the event that the Company receives a written request from the Series E Investor, calling upon the Company to effect a registration on Form S-1 or any similar long-form registration (a “Long Form Registration”), or on Form S-3 (including pursuant to Rule 415 under the 1933 Act) or any similar short-form registration (a “Short Form Registration” and together with the Long Form Registration, a “Demand Registration”), if available, the Company will:

(i)           give written notice of the proposed registration within ten (10) days of notice thereof, and any related qualification or compliance, to all other Securityholders;

(ii)           as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Series E Investor’s Registrable Securities as are specified in such written request to the Company given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2(a) if (i) the Series E Investor, together with any other Securityholders of the Company entitled to inclusion in such registration, if any, proposes to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (ii) if the Company shall furnish to the Series E Investor a certificate signed by the President of the Company stating that, in the good faith judgment of the Board, it would be detrimental to the Company and its stockholders for such Demand Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Registration Statement for a period of not more than 120 days after receipt of the request of the Series E Investor under this Section 2(a) (provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period); (iii) if the Company has already effected three (3) Demand Registrations for the Series E Investor pursuant to this Section 2(a); or (iv) if the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; and

(iii)           Subject to the foregoing, the Company shall file a Registration Statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request of the Series E Investor.

Notwithstanding the foregoing, the Company shall use its reasonable best efforts to cause a Registration Statement to be registered on Form S-3 (or any successor form), and if the Company is not then eligible under the 1933 Act to use Form S-3, any Registration Statement shall be registered on a form for which the Company may qualify and the Company shall take all commercially reasonable steps to qualify for such form.

(b)           Piggyback Registration.  The Company agrees that if, at any time, and from time to time, after the date hereof, the Board shall authorize the filing of a Registration Statement under the 1933 Act (other than a Registration Statement on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Company shall: (A) promptly notify the Series E Investor that such Registration Statement will be filed and that the Registrable Securities then held by the Series E Investor will be included in such Registration Statement at the Series E Investor’s request; (B) cause such Registration Statement to cover all of such Registrable Securities issued to the Series E Investor for which the Series E Investor requests inclusion; (C) use best efforts to cause such Registration Statement to become effective as soon as practicable; and (D) take all other reasonable action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities that have been issued to the Series E Investor to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Series E Investor to promptly effect the proposed sale or other disposition.

(c)           Notwithstanding any other provision of this Section 2, the Company may at any time, abandon or delay any registration commenced by the Company.  In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Series E Investor for inclusion, the Series E Investor shall retain the right to request inclusion of shares as set forth above and the withdrawn registration shall not be deemed to be a registration request for the purposes of Section 2(d) below.

(d)           The Series E Investor shall have the right to request inclusion of any of its Registrable Securities in a Registration Statement as described in this Section 2 up to two (2) times.

(e)             Additional Registration Statements.  If during the Effectiveness Period, subject to Section 2(g)(ii) and SEC Guidance, the Registrable Securities at any time exceeds 100% of the number of Registrable Securities then registered for resale in the Registration Statement, then the Company shall file as soon as reasonably practicable an additional Registration Statement covering the resale by the Series E Investor of not less than the number of such unregistered Registrable Securities.

(f)             Expenses.  Except as set forth in Section 3(e), the Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees.  The Series E Investor shall be responsible for all other expenses in connection with the registration, including fees and expenses of counsel, discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(g)           Effectiveness.

(i)           Subject to the terms and conditions of this Agreement, the Company shall use commercially reasonable efforts to have the Registration Statement declared effective.  The Company shall notify the Series E Investor by facsimile or e-mail as promptly as practicable after any Registration Statement is declared effective and shall simultaneously provide the Series E Investor with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)           For not more than twenty (20) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any Registration Statement contemplated hereunder containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Series E Investor in writing of the existence of (but in no event, without the prior written consent of the Series E Investor, shall the Company disclose to the Series E Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Series E Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(h)           Other Registration Rights Agreements. Nothing in this Agreement shall limit the Company’s right to grant registration rights, including, without limitation, demand or “piggyback” registration rights, to any other person.

3.           Cut-Backs due to Underwriters or SEC Guidance.  Notwithstanding any other provision of this Agreement, if any (i) managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold or (ii) SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by the Series E Investor as to its Series E Registrable Securities, the number of Series E Registrable Securities to be registered on such Registration Statement will first be reduced by Series E Registrable Securities represented by Warrant Shares, second by Series E Registrable Securities represented by Conversion Shares and third by Series E Registrable Securities represented by Common Stock.

4.           Company Obligations.  In connection with the Company’s obligations under this Agreement to file a Registration Statement with the SEC and to use its commercially reasonable efforts to cause a Registration Statement to become effective in accordance with the terms hereof, the Company will, as expeditiously as possible:

(a)           prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and thereafter use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective, and such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, that, before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish within a reasonable period of time prior to filing to the counsel selected by the holders of a majority of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel;

(b)           notify each holder of Registrable Securities of the effectiveness of each Registration Statement filed hereunder and prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for a period that will terminate upon the earlier of (i) six months in the case of underwritten registrations, (ii) 36 months in the case of shelf registrations, (iii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144, or (iv) in any event, when all of the securities covered by such Registration Statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but, in any event, not before the expiration of any longer period required under the 1933 Act, or, if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the “Effectiveness Period”) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(c)           furnish to the Series E Investor such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Series E Investor may reasonably request in order to facilitate the disposition of the Series E Registrable Securities owned by the Series E Investor that are covered by the related Registration Statement;

(d)           use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, (ii) if such order or suspension is issued, obtain the withdrawal of any such order or suspension at the earliest possible moment and notify each holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation of any proceeding such purpose;

(e)           prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Series E Investor and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Series E Investor as shall be reasonably appropriate in the opinion of the Company and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(e), or (iii) file a general consent to service of process in any such jurisdiction; and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Series E Investor, then the selling Series E Investor shall, to the extent required by such jurisdiction, pay its pro rata share of such qualification expenses;

(f)           use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g)           immediately notify the Series E Investor, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h)           otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

(i)   enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives, and independent accountants to supply all such information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such Registration Statement; provided, however, that any such information furnished by the Company that is non-public shall be used in connection with such registration only, and shall be kept confidential by any of the foregoing recipients; and

(k)           With a view to making available to the Series E Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Series E Investor to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; (iii) furnish to the Series E Investor upon request, as long as the Series E Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent annual or quarterly report, and (C) such other information as may be reasonably requested in order to avail the Series E Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and (iv) reasonably assist and cooperate with the Series E Investor (including coordination with the Company’s transfer agent and procuring appropriate legal opinions) in the Series E Investor’s efforts to sell shares of Common Stock included as part of the Registrable Securities under Rule 144 (or its successor rule).

5.           Due Diligence Review; Information.  The Company shall make available, during normal business hours, for inspection and review by the Series E Investor, advisors to and representatives of the Series E Investor (who may or may not be affiliated with the Series E Investor and who are reasonably acceptable to the Company), all financial and other records, all SEC Documents (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Series E Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Series E Investor and such representatives, advisors and underwriters and its respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

6.           Obligations of the Series E Investor.

(a)           The Series E Investor shall furnish in writing to the Company such information regarding the Series E Investor, the Registrable Securities held by it, the intended method of disposition of the Registrable Securities held by the Series E Investor and its beneficial ownership of the Company’s securities, including who has the right to vote or dispose of such securities on behalf of the Series E Investor, if other than the Series E Investor, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute and deliver such documents in connection with such registration as the Company may reasonably request.  At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Series E Investor of the information the Company requires from the Series E Investor electing to have any of the Registrable Securities held by it included in the Registration Statement.  The Series E Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if the Series E Investor elects to have any of the Registrable Securities included in the Registration Statement.

(b)           The Series E Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Series E Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)           The Series E Investor agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 4(g) hereof, the Series E Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Series E Investor’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Series E Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Series E Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

7.           Participation in Underwritten Registrations.

(a)   The Series E Investor may not participate in any Underwritten Offering unless the Series E Investor:

 (i) agrees to sell the Series E Investor’s securities on the basis provided in any underwriting arrangements approved by the Series E Investor or other persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)); provided, that, no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any Underwritten Offering; and

(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements.

(b)   If the Series E Investor elects to participate in any registration hereunder, the Series E Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 4(d) or (g) above, the Series E Investor will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until receipt of the notification set forth in Section 4(d) or copies of a supplemented or amended prospectus as contemplated by such Section (e), as applicable.  In the event that the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Sections (d) or (g) to and including the date when each seller of a Registrable Security covered by such Registration Statement shall have received the notice contemplated by Section 4(d) or copies of the supplemented or amended prospectus contemplated by Section 4(e).

8.           Indemnification.

(a)           Indemnification by the Company.  The Company will indemnify and hold harmless the Series E Investor and its respective officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls the Series E Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Series E Investor’s behalf and will reimburse the Series E Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Series E Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)           Indemnification by the Series E Investor.  The Series E Investor agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by the Series E Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  In no event shall the liability of the Series E Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by the Series E Investor in connection with any claim relating to this Section 8 and the amount of any the Series E Investor has otherwise been required to pay by reason of such untrue statement or omission) received by the Series E Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that, any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)           Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 8 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

9.           Miscellaneous.

(a)           Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the Series E Investor.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Series E Investor.

(b)           Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.10 of the Purchase Agreement.

(c)           Assignments and Transfers by the Series E Investor.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Series E Investor and its respective successors and assigns.  The Series E Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by the Series E Investor to such person; provided, that, the Series E Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)           Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Series E Investor, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Series E Investor, after notice duly given by the Company to the Series E Investor.

(e)           Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)           Electronic Delivery; Counterparts.  This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such Electronic Delivery signature page were an original thereof.  At the request of any party hereto, each other party hereto or thereto shall re-execute the original form of this Agreement and deliver such form to all other parties.  No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(g)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution, performance, validity, interpretation, construction and enforcement of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by the Laws of the State of New York (without giving effect to any choice or conflict of Law provision or rules (whether of the State of New York or otherwise) that would cause the application of Laws of any other jurisdiction). Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

NATIONAL HOLDINGS CORPORATION

By: /s/ Mark H. Goldwasser________
Name:  Mark H. Goldwasser
Title:   Chief Executive Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

The Series E Investor:

NATIONAL SECURITIES GROWTH PARTNERS LLC

By:   /s/ Robert B. Fagenson
Name:  Robert B. Fagenson
Title:  President and Chief Executive Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales effected after the date the Registration Statement of which this Prospectus is a part is declared effective by the SEC;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

- a combination of any such methods of sale; and

- any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the 1933 Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of the Warrants by payment of cash, however, we will receive the exercise price of the Warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the 1933 Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the 1933 Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the 1933 Act.  Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the 1933 Act will be subject to the prospectus delivery requirements of the 1933 Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the Registration Statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the 1934 Act may apply to sales of shares in the market and to the activities of the selling stockholders and their Affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the 1933 Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the 1933 Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the 1933 Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the Registration Statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the Registration Statement or (2) the date on which the shares may be sold without restriction pursuant to Rule 144 of the 1933 Act.